UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                      February 3, 2016 (November 23, 2015)
                Date of Report (Date of earliest event reported)


                              Unified Signal, Inc.
               (Exact name of registrant as specified in charter)

          Nevada                         000-31757               90-0781437
(State or other jurisdiction            (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                  5400 Carillon Point, Building 5000, 4th Floor
                            Kirkland Washington 98033
                    (Address of principal executive offices)

                                 (800) 884-4131
              (Registrant's telephone number, including area code)


                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) PREVIOUS INDEPENDENT ACCOUNTANT

On November 23, 2015, Unified Signal, Inc. (the "Company") was notified by Jones & Sas LLC ("J&S") that J&S had decided to resign as the Company's independent registered public accounting firm. The J&S resignation was received, accepted and approved by the Company's Board of Directors on January 29, 2016.

J&S was originally appointed as the Company's independent registered public accounting firm in July of 2015 and only for an interim period until a permanent appointment could be made. J&S did not perform any audit work for the Company in 2015 or 2014.

During the period from July 2015 through November 23, 2015, the Company had no disagreements with J&S on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused J&S to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided J&S with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that J&S furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether J&S agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of J&S's letter dated February 3, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) NEW INDEPENDENT ACCOUNTANT

Effective as of January 29, 2016, the Company engaged MaloneBailey, LLP ("MaloneBailey") as its new independent registered public accounting firm. The decision to engage MaloneBailey was made and approved by the Company's Board of Directors.

During the two most recent fiscal years, the Company has not consulted with MaloneBailey regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

 16.1*      Jones & Sas LLC letter  addressed  to the  Securities  and  Exchange
            Commission.

----------
* filed herewith

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNIFIED SIGNAL, INC.


Date: February 3, 2016                  By: /s/ Paris W. Holt
                                            ------------------------------------
                                            Paris W. Holt
                                            Chief Executive Officer

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